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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): July 30, 1998 (July 28, 1998)



                         AMERICAN RETIREMENT CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


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
                   Tennessee                                  01-13031                      62-1674303
----------------------------------------------       ------------------------           ------------------
(State or Other Jurisdiction of Incorporation)       (Commission File Number)            (I.R.S. Employer
                                                                                        Identification No.)
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  111 Westwood Place, Brentwood, Tennessee                       37027
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  (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's telephone number, including area code: (615) 221-2250



                                 Not Applicable
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          (Former name or former address, if changed since last report)




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Item 5.           Other Events.
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         On July 28, 1998, American Retirement Corporation (the "Company")
announced selected results of operations for the second quarter ended June 30, 1998. See the Company's press release, dated July 28, 1998, included as
Exhibit 99 to this Form 8-K, for additional information with respect to such results of operations.





Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.
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         (c)      Exhibits

         99       Press Release, dated July 28, 1998




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN RETIREMENT CORPORATION


Date: July 30, 1998                     By: /s/ W.E. Sheriff
                                            ------------------------------------
                                            W.E. Sheriff
                                            Chairman and Chief Executive Officer











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                                  EXHIBIT INDEX



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
   No.                                     Exhibit
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
   99              Press Release, dated July 28, 1998
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